UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 8, 2005

ASTEC INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-14714	62-0873631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road

Chattanooga, Tennessee 37421

(Address of Principal Executive Offices and Zip Code)

(423) 899-5898

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 8 and 9, 2005, the Company's President, J. Don Brock and the Company's Director of Investor Relations, Stephen Anderson, intend to make a series of presentations to various investor groups. As Exhibit 99.1, the Company is filing herewith a copy of presentation slides containing financial information not previously disclosed.

Note: The information in this Current Report is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, or into any other filing or document made by the Company pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing. This Current Report should not be deemed an admission as to the materiality of any information in this Current Report or the attached Exhibit 99.1.

Item 9.01. Financial Statements Exhibits

(c)	Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description
99.1
Presentation slides dated March 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEC INDUSTRIES, INC.
Date: March 8, 2005	By: /s/ J. Don Brock
J. Don Brock, Chairman of the Board
and President (Principal Executive Officer)

Index to Exhibits

Exhibit No.	Exhibit Description
99.1	Presentation slides dated March 8, 2005.